SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION REQUIRED IN
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐     Preliminary Proxy Statement
☐     Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
☑     Definitive Proxy Statement
☐     Definitive Additional Materials
☐     Soliciting Material Pursuant to § 240.14a-12
J. Alexander’s Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
          (1) Title of each class of securities to which transaction applies:
          (2) Aggregate number of securities to which transaction applies:
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
          (4) Proposed maximum aggregate value of transaction:
          (5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration Statement No.:
          (3) Filing Party:
          (4) Date Filed:

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
BACKGROUND INFORMATION
CORPORATE GOVERNANCE
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS
METHOD OF COUNTING VOTES
MISCELLANEOUS

J. ALEXANDER’S CORPORATION
3401 West End Avenue
Suite 260
P.O. Box 24300
Nashville, Tennessee 37202
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To the Shareholders of J. Alexander’s Corporation:
     The Annual Meeting of Shareholders of J. Alexander’s Corporation (the “Company”) will be held at the Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee 37203 at 10:00 a.m., Nashville time, on Tuesday, May 13, 2008 for the following purposes:
(1)	To elect six directors to hold office for a term of one year and until their successors have been elected and qualified; and

(2)	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.
     Only shareholders of record at the close of business on March 25, 2008 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.
     Your attention is directed to the Proxy Statement accompanying this notice for a more complete statement regarding the matters to be acted upon at the meeting.
     We hope very much that you will be able to be with us. If you do not plan to attend the meeting in person, you are requested to complete, sign and date the enclosed proxy card and return it promptly in the enclosed addressed envelope, which requires no postage if mailed in the United States, or follow the instructions on the enclosed proxy card for voting by telephone or the Internet.
By Order of the Board of Directors
R. GREGORY LEWIS
Secretary
April 11, 2008

Page Intentionally Left Blank

J. ALEXANDER’S CORPORATION
3401 West End Avenue
Suite 260
P.O. Box 24300
Nashville, Tennessee 37202
PROXY STATEMENT
FOR ANNUAL MEETING OF SHAREHOLDERS
May 13, 2008
     The enclosed proxy is solicited by and on behalf of the Board of Directors of J. Alexander’s Corporation (the “Company”) for use at the Annual Meeting of Shareholders to be held on Tuesday, May 13, 2008, at 10:00 a.m., Nashville time, at Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee 37203 and at any adjournments or postponements thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders. Copies of the proxy, this Proxy Statement and the attached Notice are being mailed to shareholders on or about April 11, 2008.
     Proxies may be solicited by mail, telephone or telecopy. All costs of this solicitation will be borne by the Company. The Company does not anticipate paying any compensation to any party other than its regular employees for the solicitation of proxies, but may reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to beneficial owners.
     Shares represented by such proxies will be voted in accordance with the choices specified thereon. If no choice is specified, the shares will be voted FOR the election of the director nominees named herein. The Board of Directors does not know of any other matters which will be presented for action at the meeting, but the persons named in the proxy intend to vote or act with respect to any other proposal which may be properly presented for action according to their best judgment in light of the conditions then prevailing.
     A proxy may be revoked by a shareholder at any time before its exercise by attending the meeting and voting in person, by filing with the Secretary of the Company a written revocation, by duly executing a proxy bearing a later date or by casting a new vote by telephone or the Internet.
     Each share of the Company’s Common Stock, $.05 par value (the “Common Stock”), issued and outstanding on March 25, 2008 (the “Record Date”), will be entitled to one vote on all matters to come before the meeting. As of the Record Date, there were outstanding 6,673,468 shares of Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth, as of March 25, 2008, certain information with respect to those persons known to the Company to be the beneficial owners (as defined by certain rules of the Securities and Exchange Commission (the “Commission”)) of more than five percent of the Common Stock, its only voting security, and with respect to the beneficial ownership of the Common Stock by all directors, each of the executive officers named in the Summary Compensation Table, and all executive officers and directors of the Company as a group (9 persons). Except as otherwise specified, the shares indicated are presently outstanding.

			Percentage of
	Amount of		Outstanding
	Common Stock		Common
Name and Address of Beneficial Owner	Beneficially Owned		Stock (1)
E. Townes Duncan** 4015 Hillsboro Pike, Suite 214 Nashville, TN 37215	1,784,906	(2)	26.7%
Solidus Company, L.P. 4015 Hillsboro Pike, Suite 214 Nashville, TN 37215	1,758,246	(3)	26.3%
Andreeff Equity Advisors, L.L.C. 450 Laurel Street, Suite 2105 Baton Rouge, LA 70801	564,143	(4)	8.5%
Advisory Research, Inc. 180 North Stetson St., Suite 5500 Chicago, IL 60601	538,673	(5)	8.1%
Dimensional Fund Advisors LP 1299 Ocean Avenue Santa Monica, CA 90401	530,834	(6)	8.0%
Lonnie J. Stout II**** 3401 West End Avenue, Suite 260 Nashville, TN 37203	504,094	(7)	7.2%
R. Gregory Lewis***	142,559	(8)	2.1%
J. Bradbury Reed**	137,438	(9)	2.1%
J. Michael Moore***	61,543	(10)	*
Garland G. Fritts**	32,800	(11)	*
Brenda B. Rector**	13,000	(12)	*
Joseph N. Steakley**	13,000	(13)	*
All directors and executive officers as a group	2,707,691	(14)	37.3%

*	Less than one percent.

**	Director.

***	Named Officer.

****	Director and Named Officer.

(1)	Pursuant to the rules of the Commission, shares of Common Stock subject to options held by directors and executive officers of the Company which are exercisable within 60 days of March 25, 2008, are deemed outstanding for the purpose of computing such director’s or executive officer’s percentage ownership and the percentage ownership of all directors and executive officers as a group, but are not deemed outstanding for the purpose of computing the percentage ownership of the other persons shown in the table. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to all shares shown.

(2)	Includes 9,000 shares issuable upon exercise of certain options held by Mr. Duncan, 12,760 shares directly held by Mr. Duncan, 240 shares owned by Mr. Duncan’s wife, 100 shares that Mr. Duncan holds as custodian for children, 4,560 shares that are held in trusts of which Mr. Duncan’s wife is trustee, and 1,758,246 shares that are beneficially owned as of the Record Date by Solidus Company, L.P. (“Solidus”), a Tennessee limited partnership. Mr. Duncan is the Chief Executive Officer of Solidus General Partner, LLC which is the general partner of Solidus. The shares beneficially owned by Solidus are pledged to Pinnacle Bank, N.A. as collateral for a loan.

(3)	Includes 1,758,246 shares held as of the Record Date by Solidus. Solidus shares voting and dispositive power with respect to its shares with Mr. Duncan, the Chief Executive Officer of Solidus General Partner, LLC which is the General Partner of Solidus. Mr. Duncan’s beneficial ownership in such shares is shown above. The shares beneficially owned by Solidus are pledged to Pinnacle Bank, N.A. as collateral for a loan.

(4)	Andreeff Equity Advisors, L.L.C. shares beneficial ownership and voting and dispositive power with Dane Andreeff. Information is based solely on the Schedule 13G/A filed with the Commission by Andreeff Equity Advisors, L.L.C. and Mr. Andreeff on February 14, 2008.

(5)	Advisory Research, Inc. (“Advisory Research”) is a registered investment advisor. Information is based solely on the Schedule 13G filed with the Commission by Advisory Research on February 14, 2008.

(6)	Dimensional Fund Advisors LP (“DFA”) is a registered investment advisor. Information is based solely on the Schedule 13G/A filed with the Commission by DFA on February 6, 2008.

(7)	Includes 331,832 shares issuable upon exercise of certain options held by Mr. Stout and 9,393 Employee Stock Ownership Plan (“ESOP”) shares allocated to Mr. Stout and held by the J. Alexander’s Corporation Employee Stock Ownership Trust (the “Trust”), as to which Mr. Stout has sole voting power and shared dispositive power.

(8)	Includes 98,450 shares issuable upon exercise of certain options held by Mr. Lewis and 7,478 ESOP shares allocated to Mr. Lewis and held by the Trust, as to which Mr. Lewis has sole voting power and shared dispositive power.

(9)	Includes 16,000 shares issuable upon exercise of options held by Mr. Reed, 42,018 shares representing Mr. Reed’s proportional interest in Solidus as of the Record Date and 600 shares held by a family trust of which Mr. Reed is trustee.

(10)	Includes 46,000 shares issuable upon the exercise of certain options held by Mr. Moore and 5,069 ESOP shares allocated to Mr. Moore and held by the Trust, as to which Mr. Moore has sole voting power and shared dispositive power.

(11)	Includes 7,000 shares issuable upon exercise of certain options held by Mr. Fritts.

(12)	Includes 12,000 shares issuable upon exercise of certain options held by Ms. Rector.

(13)	Includes 12,000 shares issuable upon exercise of certain options held by Mr. Steakley.

(14)	Includes 589,282 shares issuable upon exercise of certain options held by the directors and executive officers and 25,293 ESOP shares allocated to the executive officers and held by the Trust, as to which such officers have sole voting power and shared dispositive power.

PROPOSAL NO. 1:
ELECTION OF DIRECTORS
     Six directors are to be elected at the annual meeting for a term of one year and until their successors shall be elected and qualified. Election of directors requires a plurality of the votes cast in such election. It is intended that shares represented by the enclosed proxy will be voted FOR the election of the nominees named in the table set forth below unless a contrary choice is indicated. Each of the nominees, including each independent director, is presently a director of the Company and was nominated by the Board. Management believes that all of the nominees will be available and able to serve as directors, but if for any reason any should not be available or able to serve, it is intended that such shares will be voted for such substitute nominees as may be proposed by the Board of Directors of the Company. Certain information with respect to each of the nominees is set forth below.
BACKGROUND INFORMATION

E. Townes Duncan	Mr. Duncan, 54, has been a director of the Company since May 1989. Mr. Duncan is the Chief Executive Officer of Solidus General Partner, LLC, the general partner of Solidus, a private investment firm. Mr. Duncan has been associated with Solidus or its predecessor since January 1997. Mr. Duncan is also a director of Bright Horizons Family Solutions, Inc., a childcare services company.

Garland G. Fritts	Mr. Fritts, 79, has been a director of the Company since December 1985. Since 1993, Mr. Fritts has been a consultant for Fry Consultants, Inc., a management consulting firm.

Brenda B. Rector	Ms. Rector, 60, has been a director since May 2004. From October 1996 until March 2004, Ms. Rector was the Vice President, Controller and Chief Accounting Officer of Province Healthcare Company, an owner and operator of acute care hospitals in non-urban markets.

J. Bradbury Reed	Mr. Reed, 68, has been a director since May 2000. Mr. Reed is an attorney associated with the law firm of Bass, Berry & Sims PLC and has served in various capacities with that firm since 1964. Bass, Berry & Sims PLC has served as the Company’s outside general counsel since the Company’s organization in 1971. In 2008, Mr. Reed was employed by Solidus to assist with its public securities investments, excluding its investment in the Company.

Joseph N. Steakley	Mr. Steakley, 53, has been a director since May 2004. He has served as Senior Vice President – Internal Audit of HCA Inc., an owner and operator of hospitals, since July 1999. From November 1997 to July 1999, Mr. Steakley was Vice President – Internal Audit for HCA Inc.

Lonnie J. Stout II	Mr. Stout, 61, has been a director and President and Chief Executive Officer of the Company since May 1986. Since July 1990, Mr. Stout has also served as Chairman of the Company. From 1982 to May 1984, Mr. Stout was a director of the Company, and served as Executive Vice President and Chief Financial Officer of the Company from October 1981 to May 1984.

CORPORATE GOVERNANCE
General
     The Company believes that good corporate governance is important to ensure that J. Alexander’s Corporation is managed for the long-term benefit of its shareholders. During the past year, the Company has continued to review its corporate governance policies and practices and to compare them to those suggested by various authorities on corporate governance and the practices of other public companies. The Company has also continued to review the provisions of the Sarbanes-Oxley Act of 2002, the new and proposed rules of the Commission and the listing standards of the American Stock Exchange (“AMEX”).
     The Company’s Audit Committee charter can be accessed on the Company’s website at www.jalexanders.com and is included as Appendix A hereto.
Director Independence
     The Board has determined that each of the following directors and nominees will qualify as an “independent director” within the meaning of the AMEX listing standards.
E. Townes Duncan
Garland G. Fritts
Brenda B. Rector
J. Bradbury Reed
Joseph N. Steakley
Board Member Meetings and Attendance
     The Company strongly encourages each member of the Board of Directors to attend the Annual Meeting of Shareholders. All of the Company’s directors attended the 2007 Annual Meeting of Shareholders.
     Each of the incumbent directors of the Company attended at least 75% of the aggregate of (i) the total number of meetings held during 2007 by the Board of Directors while he or she was a director and (ii) the total number of meetings held during 2007 by all committees of the Board while he or she was a member of such committees.
     The Board of Directors of the Company held five meetings in 2007.

Board Committee Composition and Committee Functions

Committee/Current Members		Committee Functions

Audit Committee	•	Oversees the financial reporting process of the Company.
	•	Oversees the audits of the financial statements of the Company.
Current Members	•	Reviews areas of potential significant financial risk to the Company.
Mr. Steakley (Chair) Mr. Fritts Ms. Rector	•	Reviews reports from management regarding the evaluation of the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting.
	•	Has the sole authority to select, evaluate, replace and oversee the Company’s independent registered public accounting firm.
Number of Meetingsheld in 2007: eight	•	Has the sole authority to approve non-audit and audit services to be performed by the independent registered public accounting firm.
	•	Reviews and discusses with management and the independent registered public accounting firm the annual audited and quarterly un-audited financial statements and the Company’s disclosures provided on Form 10-Q and Form 10-K.
	•	Monitors the independence and performance of the independent registered public accounting firm.
	•	Provides an avenue of communications among the independent registered public accounting firm, management and the Board of Directors.
	•	Has the specific responsibilities and authority necessary to comply with the AMEX listing standards applicable to audit committees.
	•	Is comprised solely of independent directors under the AMEX standards of independence.
	•	Has two members (Mr. Steakley and Ms. Rector) each of whom is qualified as an “audit committee financial expert” within the meaning of Commission regulations and is “financially sophisticated” within the meaning of the AMEX listing standards.
Compensation/Stock Option Committee	•	Reviews the performance of Company officers and establishes overall executive compensation policies and programs.
Current Members: Ms. Rector (Chair) Mr. Duncan	•	Reviews and approves compensation elements such as base salary, bonus awards, stock option grants and other forms of long-term incentives for Company officers (no member of the committee may be a member of management or eligible for compensation other than as a director).
Mr. Fritts	•	Reviews Board compensation.
Mr. Steakley	•	Is comprised solely of independent directors under the AMEX standards of independence.
Number of Meetings held in 2007: four

Nominating and Corporate Governance Matters
     The Company’s Board of Directors currently has no standing nominating committee, which the Board of Directors believes is appropriate, given the compact size of the Board. The Board of Directors, including each independent director, participates in the nomination process as described below.
     Candidates for nomination to the Board of Directors, including those suggested by shareholders in compliance with the Company’s charter, bylaws and applicable law, will be submitted to the Board of Directors with as much biographical information as is available and with a brief statement of the candidates’ qualifications for Board membership.
     While the Board of Directors may consider whatever factors it deems appropriate in its assessment of a candidate for board membership, candidates nominated to serve as directors will, at a minimum, in the judgment of the independent directors:
•	be able to represent the interests of the Company and all of its shareholders and not be disposed by affiliation or interest to favor any individual, group or class of shareholders or other constituency;

•	possess relevant background, skills and abilities, and characteristics that fulfill the needs of the Board at that time;

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management experience, relevant professional or academic distinction, and/or a record of relevant civic and community leadership;

•	have the highest ethical character and share the core values of the Company as reflected in the Company’s Code of Business Conduct and Ethics;

•	have a reputation, both personal and professional, consistent with the image and reputation of the Company;

•	have relevant expertise and experience, and be able to offer advice and guidance to the chief executive officer based on that expertise and experience; and

•	have the ability and the willingness to devote the necessary time and energy to exercise sound business judgment.
     The Board will preliminarily assess each candidate’s qualifications and suitability. If it is the consensus of the independent directors that a candidate is likely to meet the criteria for Board membership, the Board will advise the candidate of the Board’s preliminary interest and, if the candidate expresses sufficient interest will arrange interviews of the candidate with one or more members of the Board and request such additional information from the candidate as the Board deems appropriate. The independent directors will consider the candidate’s qualifications, the assessment of the individual’s background, skills and abilities, and whether such characteristics fulfill the needs of the Board at that time, confer and reach a collective assessment as to the qualifications and suitability of the candidate for Board membership.

     If a majority of the independent directors determine that the candidate is suitable and meets the criteria for Board membership, the candidate will be invited to meet with senior management of the Company, both to allow the candidate to obtain further information about the Company and to give management a basis for input to the Board regarding the candidate. On the basis of its assessment, and taking into consideration input from senior management, the Board will formally consider whether to recommend the candidate’s nomination for election to the Board of Directors. Approval by a majority of the independent directors will be required to recommend the candidate’s nomination.
Compensation/Stock Option Committee Matters
     The Compensation/Stock Option Committee acts on behalf of the Board of Directors to establish the compensation of executive officers of the Company and provides oversight of the Company’s compensation philosophy. The Compensation/Stock Option Committee also acts as the oversight committee with respect to the Company’s deferred compensation, stock and bonus plans covering executive officers and other senior management. In overseeing those plans, the Compensation/Stock Option Committee has the sole authority for administration and interpretation of the plans. The Compensation/Stock Option Committee has the authority to engage outside advisors to assist the Compensation/Stock Option Committee in the performance of its duties; however, the Compensation/Stock Option Committee may not delegate its authority to others.
     The Committee was composed during 2007 of four non-employee directors of the Company who were each (i) independent as defined under the AMEX listing standards, (ii) a non-employee director for purposes of Section 16b-3 of the Securities Exchange Act of 1934, as amended, and (iii) an outside director for purposes of Section 162(m) of the Internal Revenue Code. The Committee has been given the responsibility to assist the Board of Directors in the discharge of its fiduciary duties with respect to the compensation of the executives and other employees of the Company, including the Named Officers, and the Company’s retirement and other benefit plans. As part of the Committee’s duties, the Committee, among other things, periodically reviews the Company’s philosophy regarding executive compensation and reviews market data to assess the Company’s competitive position with respect to the three main elements of the Company’s compensation. The Committee reports to the Board of Directors on its activities.
     Generally, the Committee reviews the performance and compensation of the Chief Executive Officer and, following discussions with him and other advisors, if appropriate, establishes his compensation level. For the remaining Named Officers, the Chief Executive Officer makes recommendations for salary and bonus levels to the Committee that are generally approved. With respect to equity compensation awards, the Committee typically grants options based upon the initial recommendation of the Chief Executive Officer, and with additional or different terms deemed appropriate by the Committee.
     The Committee generally considers making equity awards periodically after the Committee has had an opportunity to review the Company’s financial results for the prior fiscal year and consider the Company’s expectations and projections for the current fiscal year. In some years, the Committee has granted awards at other times or has determined not to grant any awards to some executives, based on its conclusion that the awards then currently outstanding would serve to properly incentivize the executive officers.
     The Board of Directors sets non-management directors’ compensation at the recommendation of the Compensation/Stock Option Committee. See “Director Compensation.”

Code of Business Conduct and Ethics
     The Company’s Board of Directors has adopted a Code of Business Conduct and Ethics applicable to the members of its Board of Directors and officers, including the Chief Executive Officer and Chief Financial Officer. The Company’s Code of Business Conduct and Ethics may be accessed on its website at www.jalexanders.com or a copy requested by writing to the following address: J. Alexander’s Corporation, 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville Tennessee 37202. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the Code of Business Conduct and Ethics on its website.
Communications with Members of the Board
     Shareholders interested in communicating directly with members of the Company’s Board of Directors may do so by writing to Board of Directors, c/o Corporate Secretary, J. Alexander’s Corporation, 3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, Tennessee 37202.

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
     The following table sets forth certain summary information for the year indicated with respect to the compensation awarded to, earned by, or paid to the Company’s Chief Executive Officer, Chief Financial Officer and the next highly compensated executive officer of the Company whose total annual compensation, exclusive of changes in pension value and nonqualified deferred compensation earnings, exceeded $100,000 (collectively, the “Named Officers”).

				Stock	Option	Non-Equity Incentive	All Other
Name and Principal		Salary	Bonus	Awards	Awards	Plan Compensation	Compensation
Position	Year	($)(1)	($)(2)	($)	($)(3)	$(4)	($)(5)(6)	Total ($)
Lonnie J. Stout II	2007	364,250	0	0	132,100	0	146,772	643,122
Chairman,	2006	351,900	0	0	0	123,165	172,812	647,877
President, Chief Executive Officer and Director
R. Gregory Lewis	2007	189,850	0	0	16,705	0	63,199	269,754
Vice President,	2006	177,600	0	0	0	53,280	53,767	284,647
Chief Financial Officer and Secretary
J. Michael Moore	2007	150,050	0	0	13,364	0	49,782	213,196
Vice President,	2006	141,800	0	0	0	35,450	48,443	225,693
Human Resources and Administration

(1)	Amounts shown are not reduced to reflect the Named Officers’ contributions to the Company’s 401(k) plan. Amounts shown are amounts actually paid to the Named Officer during the year.

(2)	Cash bonuses paid to each Named Officer with respect to the 2006 and 2007 fiscal years are reflected under “Non-Equity Incentive Plan Compensation.”

(3)	Represents amount of expense recognized for financial statement reporting purposes with respect to the indicated fiscal year in accordance with Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment” (SFAS 123R). For purposes of this calculation, the estimate of forfeitures related to service-based vesting conditions has been disregarded.

(4)	Amounts shown represent amounts earned in 2006 and 2007 and paid under the Company’s Cash Incentive Performance Program.

(5)	Amounts shown reflect the value to each of the Named Officers of: the expense recognized by the Company relating to the vested benefit under their Salary Continuation Agreement, imputed interest in the Company’s Stock Loan Program, contributions allocated by the Company pursuant to the 401(k) plan and the Employee Stock Ownership Plan, an auto allowance, reimbursements for certain auto-related expenses, the Company’s payment of employee medical insurance contributions, payments received under a supplemental medical reimbursement insurance plan, payments of supplemental disability insurance premiums, tax preparation and planning services and certain other modest benefits.

(6)	The following table details for each Named Officer the expense recognized by the Company over the last two fiscal years relating to the vested Salary Continuation Agreement benefit.

Expense Recognized Relating to the Vested Benefit
Under the Salary Continuation Agreement
Name	($)
Lonnie J. Stout II	119,880 (2007) 135,821 (2006)

R. Gregory Lewis	39,851 (2007) 26,220 (2006)

J. Michael Moore	23,156 (2007) 19,520 (2006)
NARRATIVE DISCLOSURE TO SUMMARY COMPENSATION TABLE
     Compensation Philosophy. The Company’s executive compensation program is administered by the Compensation/Stock Option Committee (the “Committee”) and compensates management through a combination of base salary, annual incentives and long-term incentives. The goal of the executive compensation program is to attract and retain talent through a mix of short-term and long-term incentives that reward outstanding Company and individual performance and the creation of stockholder value. Base salaries are designed to reward the executive officers’ contributions to the success of the Company. The Company’s incentive compensation, which has historically taken the form of cash bonuses and stock options, is designed to reward both short-term and long-term strategic management and align a portion of the incentives of management with the long-term interest of stockholders.
     Base Salary. After consideration of a review of the Chief Executive Officer’s recommendations regarding base salaries for the other Named Officers and statistics on inflation rates, the Committee established base salaries for each of the Named Officers for 2007 as set forth in the Summary Compensation Table under the heading “Salary.” These base salaries reflect moderate increases in the base salaries of each of Messrs. Stout, Lewis and Moore from 2006.
     Cash Bonuses. Part of the Company’s compensation philosophy is to incentivize its executive officers using cash bonuses that are tied primarily to Company goals. The Committee has indicated that it approves the payment of annual cash bonuses, if earned, because the Committee believes they reward executives for achieving the shorter-term goals of the Company.
     All executive officers participate in the Company’s Cash Incentive Performance Program (the “CIPP”) under which they are eligible to receive a cash bonus based on performance targets in accordance with the Amended and Restated 2004 Equity Incentive Plan. The amount of the cash bonus is a percentage of the officer’s annual base salary. Each participant in the CIPP is assigned an annual award target expressed as a percentage of the participant’s base salary. This annual award target is generally determined based on the ability he has to influence profitability, meet the Company’s stated objectives of operational excellence and ensure the integrity of the Company’s financial statements and reputation of the Company in the business community. In addition, the Committee has the authority to modify the annual award target based on its assessment of the individual’s performance.

     In order to be eligible for an annual award, the participant must exhibit compliance with the Company’s policies and procedures, be committed to the Company’s mission and value standards, and uphold the Company’s code of conduct at all times. If the Committee determines that any participant has not met these standards during the fiscal year, such participant may not be eligible for an incentive award.
     The CIPP is designed to provide 100% of a participant’s annual award target for achieving targeted performance, 50% of a participant’s annual award target for achieving a minimum acceptable (threshold) level of performance, and up to a maximum of 200% of a participant’s annual award target for achieving maximum performance, but subject to a maximum payment of 100% of base salary. Payouts between the threshold and maximum amounts are calculated by the Committee following its consideration of guidelines provided by management. However, the Committee at its sole discretion may use its own interpolations. No payments will be made for performance below the threshold level, and no payments will be made in excess of 100% of a participant’s base salary. The bonus performance targets for 2006 and 2007 were calculated based on the Company achieving specified levels of earnings before net interest expense, income taxes, depreciation, amortization, pre-opening expense and stock-based compensation expense for the year (the “Adjusted EBITDA”).
     Because the Company’s performance for 2006 exceeded the performance target, the Named Officers were awarded the cash bonuses reflected on the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation,” which represented the full bonus for target performance. However, the Named Officers were not awarded any cash bonuses for 2007 because the Company’s performance was below the threshold level.
     Equity-Based Incentive Compensation. The Company has historically awarded non-qualified or incentive stock options to its executive officers under stockholder-approved plans on a periodic basis. The Committee has indicated that it awards stock options because it believes that stock options closely align employees’ interests with those of other stockholders because when the price of the Company’s stock increases from the price on the date of grant, the employee realizes value commensurate with increases to stockholder value generally.
     Stock options generally are granted to all officers and other key employees, have a ten-year term and an exercise price equal to or greater than the closing market price of the shares on the date of grant. The number of options granted is based on the consideration of market data for comparable positions in both general and the restaurant industries and is also based on the Committee’s conclusions on the sufficiency of the Company’s cash compensation and other benefits available to officers. Because the Committee has indicated that it believes a larger portion of more senior executives’ compensation should be tied to the Company’s performance, a larger number of options are granted to the more senior executive officers, decreasing incrementally based on position. No stock options were awarded to the Named Officers in 2006. In 2007, the Company made two grants of stock options to Mr. Stout. The Committee approved a grant of 50,000 options at an exercise price of $13.09 per share, the market price of the Company’s stock on the grant date. The Committee also approved a grant of 175,000 options at an exercise price of $15.00 per share. Additionally the Committee approved grants of 25,000 and 20,000 options at an exercise price of $13.09 per share (the market prices of the Company’s stock on the date of grant) to Messrs. Lewis and Moore, respectively. All of the options granted to the Named Officers in 2007 vest ratably over four years and have a seven-year term rather than a ten-year term.
        .

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
     The following table summarizes the number of outstanding equity awards held by each of the Named Officers as of December 30, 2007.

						Stock Awards
								Equity	Equity
	Option Awards							Incentive	Incentive
			Equity					Plan	Plan Awards:
			Incentive Plan					Awards:	Market or
	Number		Awards:				Market	Number of	Payout Value
	of	Number of	Number of			Number of	Value of	Unearned	of Unearned
	Securities	Securities	Securities			Shares or	Shares or	Shares,units	Shares, Units
	Underlying	Underlying	Underlying			Units of	Units of	or Other	or Other
	Unexercised	Unexercised	Unexercised	Option		Stock That	Stock That	Rights That	Rights That
	Options	Options	Unearned	Exercise	Option	Have Not	Have Not	Have Not	Have Not
	(#)	(#)	Options	Price	Expiration	Vested	Vested	Vested	Vested
Name	Exercisable	Unexercisable	(#)	($)	Date	(#)	($)	(#)	($)
Lonnie J.	45,582	N/A		2.75	9/30/08	N/A	N/A	N/A	N/A
Stout II	180,000			3.94	11/08/09
	40,000			9.50	12/21/15
	10,000			8.22	12/21/15
			50,000	13.09	05/15/14
			175,000	15.00	05/15/14
R. Gregory Lewis	42,200	N/A		2.75	09/30/08	N/A	N/A	N/A	N/A
	10,000			2.25	02/08/11
	10,000			9.50	12/21/15
	30,000			8.22	12/21/15
			25,000	13.09	05/15/14
J. Michael	6,000	N/A		2.25	02/08/11	N/A	N/A	N/A	N/A
Moore	5,000			4.25	07/22/13
	10,000			9.50	12/21/15
	20,000			8.22	12/21/15
			20,000	13.09	05/15/14

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
Information about the Company’s equity compensation plans at December 30, 2007 was as follows:

Number of Securities
	To be Issued upon	Weighted Average	Number of Securities
	Exercise of Outstanding	Exercise Price of	Remaining Available for
	Options, Warrants	Outstanding Options	Future Issuance under
	And Rights	Warrants and Rights	Equity Compensation Plans(1)
Equity compensation plans approved by security holders	1,067,132	$8.18	227,716
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	1,067,132	$8.18	227,716

(1)	Includes 152,169 shares of Common Stock available to be issued under the Company’s Amended and Restated 2004 Equity Incentive Plan and 75,547 shares available to be issued under the Company’s Employee Stock Purchase Plan.
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL
Overview
     The Company does not have traditional employment agreements with executive officers. The Company has two types of agreements that impact the potential payments upon termination: a) the Severance Benefit Agreements and b) the Salary Continuation Agreements. All of the Named Officers have individual Salary Continuation Agreements with the Company. In addition, Mr. Stout and Mr. Lewis are each parties to individual Severance Benefits Agreements that provide cash payments in a lump sum of eighteen months’ salary. The amounts described below assume that terminations occurred as of December 30, 2007.
     The Salary Continuation Agreements, which may be updated or replaced by new agreements from time to time, generally provide for a retirement benefit of 50% of the employee’s salary on the date of entering the agreement. The retirement benefit is payable over 15 years commencing at age 65. The Salary Continuation Agreements also provide that in the event an employee dies while in the employ of the Company after entering into a Salary Continuation Agreement but before retirement, his or her beneficiaries will receive specified benefit payments for a period of ten years, or until such time as the employee would have attained age 65, whichever period is longer. In addition, as an alternative to payments on death or retirement at age 65, the Salary Continuation Agreements provide scheduled vested benefits which are payable to the employee in a lump sum upon termination of service with the Company for any reason other than death or retirement at age 65. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis and $114,188 for Mr. Moore. Directors of the Company who are not also executive officers or employees are not parties to a Salary Continuation Agreement.

     The annual benefits payable upon retirement at age 65 for each of Mr. Stout, Mr. Lewis and Mr. Moore are currently $175,950, $94,925 and $75,025, respectively.
  In addition to the payments below, Named Officers are due upon any termination:
•	accrued but unpaid base salary through the date of termination,

•	accrued but unpaid vacation pay,

•	unreimbursed employment related expenses, and

•	any other benefits owed to the executive under the Company’s employee benefit plans or policies or applicable law.
  The following is a description of the additional benefits payable upon termination under various circumstances.
Payments Made Upon Termination of a Named Officer by the Company for Cause
     Under the Salary Continuation Agreements, each Named Officer would be due a lump sum severance benefit payable upon the first day of the seventh month following termination of employment. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis, and $114,188 for Mr. Moore. The amount of the payments does not vary based on the cause of termination.
     Under the Severance Benefit Agreements, Mr. Stout and Mr. Lewis would not be entitled to additional severance benefits if either were terminated for “cause.” Under the Severance Benefit Agreements, the Company will have “cause” only if termination was the result of an act or acts of dishonesty by the Named Officer constituting a felony and resulting in or intended to result in substantial gain or personal enrichment at the expense of the Company.
Payments Made Upon Termination of Named Officer By the Company Without Cause
     Under the Salary Continuation Agreements, each Named Officer would be due a lump sum severance benefit payable upon the first day of the seventh month following termination of employment. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis and $114,188 for Mr. Moore.
     In addition, pursuant to the Severance Benefit Agreements, Mr. Stout and Mr. Lewis would receive lump sum payments of $546,375 and $284,775, respectively, representing 18 months’ salary.
Payments Made Upon Resignation of Named Officer for Good Reason
     Under the Salary Continuation Agreements, each Named Officer would be due a lump sum severance benefit payable upon the first day of the seventh month following termination of employment. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis and $114,188 for Mr. Moore.
     Additionally, pursuant to the Severance Benefit Agreements, Mr. Stout and Mr. Lewis would receive lump sum payments of $546,375 and $284,775, respectively, representing 18 months of their salaries. Under the Severance Benefit Agreements, Mr. Lewis or Mr. Stout has “good reason” to terminate his employment if his present job responsibilities change or there is a decrease in his compensation or some other economic loss.

Payments Made Upon Resignation of Named Officer Without Good Reason
     Under the Salary Continuation Agreements, each Named Officer would be due a lump sum severance benefit payable upon the first day of the seventh month following termination of employment. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis, and $114,188 for Mr. Moore.
     No payments would be made under the Severance Benefits Agreements.
Payments Made Upon Death of a Named Officer
     The Salary Continuation Agreements provide that in the event a Named Officer dies while in the employ of the Company after entering into a Salary Continuation Agreement but before retirement, his or her beneficiaries will receive specified annual benefit payments for a period of ten years or until such time as the employee would have attained age 65, whichever period is longer. The annual salary benefits for the first full year following the death of Mr. Stout, Mr. Lewis, or Mr. Moore are $351,900, $189,850 and $150,050, respectively. The annual benefits after the first year for the beneficiaries of Mr. Stout, Mr. Lewis and Mr. Moore are $175,950, $94,925 and $75,025, respectively.
Payments Made Upon Disability of a Named Officer
     Under the Salary Continuation Agreements, each Named Officer would be due a lump sum severance benefit payable upon the first day of the seventh month following termination of employment because of disability. These amounts are $1,053,015 for Mr. Stout, $342,340 for Mr. Lewis and $114,188 for Mr. Moore.
Payments Made Upon Retirement of a Named Officer
     The Salary Continuation Agreements generally provide for a retirement benefit of 50% of the employee’s salary on the date of entering into the agreement. No benefit would have been payable to any of the Named Officers in connection with the retirement feature of the agreements if termination occurred on December 30, 2007, as none of the officers had reached age 65. The retirement benefit is payable over 15 years commencing in the seventh month following retirement on or after the date on which the employee attains age 65. The annual benefits payable upon retirement at age 65 for each of Mr. Stout, Mr. Lewis and Mr. Moore are currently $175,950, $94,925 and $75,025, respectively.
Payments Made Upon a Change in Control
     No additional payments will be made upon a change of control based on current benefit arrangements.

DIRECTOR COMPENSATION

	Fees Earned or	Stock	Option
	Paid in Cash	Awards	Awards	Total
Name	($)(1)	($)	($)(2)	($)
E. Townes Duncan	28,500	0	4,605	33,105
Garland G. Fritts	40,500	0	4,605	45,105
Brenda B. Rector	40,500	0	4,605	45,105
J. Bradbury Reed	22,500	0	4,605	27,105
Joseph N. Steakley	40,500	0	4,605	45,105

(1)	As described below in the narrative, amounts represent cash payments made for a $1,250 monthly retainer fee paid to each non-employee director plus a $1,500 fee for each Board or Committee meeting that a non-employee director attends.

(2)	Represents the portion of the total value of option awards to non-employee directors recognized as expense during 2007 for financial accounting purposes under SFAS 123R. The grant date fair value for options granted in 2007 was $4,910 for each non-employee director.
     The above table reflects fees paid in cash in 2007 and the portion of the total value of option awards to non-employee directors recognized as expense during 2007 for financial accounting purposes under SFAS 123R. Currently each director who is not an employee of the Company receives a monthly fee of $1,250 plus a fee of $1,500 for each attended meeting of the Board or any Committee of which he or she is a member. These levels of compensation are applicable to 2007 and 2008.
     Each director who is not also an employee of the Company is eligible for grants of non-qualified stock options under the Amended and Restated 2004 Equity Incentive Plan. Generally, directors who are not employees of the Company have been awarded options to purchase 10,000 shares of Common Stock upon joining the Board and options to purchase 1,000 shares of Common Stock for each succeeding year of service, with the exercise price equal to the fair market value of the Common Stock on the date of grant. Pursuant to the terms of the Amended and Restated 2004 Equity Incentive Plan, no non-employee director is eligible for a grant of incentive stock options under the Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
     It is the practice of the Company that the terms and conditions of any related party transaction are subject to the review and approval of the Audit Committee.
     E. Townes Duncan, a director of the Company, is the chief executive officer of Solidus General Partner, LLC which is the general partner of Solidus, the Company’s largest shareholder. Pursuant to a Stock Purchase and Standstill Agreement Agreement between Solidus, LLC (a predecessor to Solidus) and the Company dated March 22, 1999, Solidus purchased 1,086,266 shares of Common Stock for $3.75 per share, for an aggregate purchase price of $4,073,497.50 and agreed to certain restrictions on its ownership for seven years, including restrictions on its ability to sell Common Stock or hold more than 33% of the Common Stock. Solidus also agreed it would not exercise rights attributable to the 1,086,266 shares of Common Stock purchased on March 22, 1999, during the Company’s rights offering in 1999.
     The Stock Purchase and Standstill Agreement was scheduled to expire on March 22, 2006. The Company and Solidus Company (also a predecessor to Solidus) entered into an Amended and Restated Standstill Agreement dated July 31, 2005 (“Standstill Agreement”) that replaces the former Stock Purchase and Standstill Agreement. In the Standstill Agreement, the former restrictions were continued and Solidus agreed that (i) Solidus and its affiliates would not acquire or hold more than 33% of the Company’s Common Stock; (ii) Solidus and its affiliates would not solicit proxies for a vote of the shareholders of the Company; (iii) Solidus, any successor investment partnerships and owners of Solidus receiving distributions of shares of Common Stock, would not sell the Company’s Common Stock, except to the Company, a person, entity or group approved by the Company or to an affiliate of Solidus, or as otherwise noted below; and (iv) the above restrictions on ownership and ability to solicit proxies would terminate in the event of certain tender offers or exchange offers, a notice filing with the Department of Justice relating to the acquisition by a third party of more than 15% of the outstanding Common Stock or with the Commission relating to the acquisition by a third party of more than 10% of the outstanding Common Stock, the Company’s proposing or approving a merger or other business combination, or a change to a majority of the Company’s Board of Directors over a two-year period.
     The restrictions will be extended quarterly or annually up to December, 2009, at the election of the Company, as long as the Company on a quarterly basis, declares and pays beginning before January 15, 2006, minimum cash dividends on its Common Stock, payable to all shareholders of the Company, of at least $0.025 per share per quarter or, at its election, on an annual basis pays aggregate dividends of $0.10 per share per twelve-month period. The minimum dividend payable to effect an extension of the restrictions will be adjusted proportionately in the event of a stock split or stock dividend or certain other corporate transactions. On January 15, 2008, the Company paid a cash dividend of $0.10 per share to all shareholders of the Company which was sufficient to extend the Standstill Agreement restrictions until January 15, 2009.
     In addition, the Company agreed, beginning December 1, 2006, to allow Solidus and an affiliated partnership to sell, free of restrictions in the Standstill Agreement, up to 106,000 shares of Common Stock each year, and, if all such shares are not sold by November 30 of the following year, Solidus may sell those shares during the remaining term of the Standstill Agreement. The Standstill Agreement also extended a 2003 arrangement whereby the Company authorized Solidus to pledge the Common Stock of the Company owned by it as collateral security for the payment and performance of Solidus’ obligations under a credit agreement with a bank. In the event that Solidus defaults on its obligations to the bank, and such default results in the need to liquidate the related collateral, the bank is required to give the Company written notice of the number of shares it intends to sell and the price at which such shares are to be sold. The Company has the exclusive right within the first 30 days subsequent to receipt of such written notice to purchase all or any portion of the shares subject to sale and, should the Company decline to purchase any of the applicable shares, the bank may sell such shares over the ensuing 50 days on terms no more favorable than the terms stated in the written notice referred to above.
     The Standstill Agreement was unanimously approved on behalf of the Company by the Audit Committee of the Board of Directors, which is composed of three members, all of whom are independent directors for purposes of considering a conflict of interest transaction under Tennessee corporate law and approving the transaction on behalf of the Board of Directors.
     Mr. Reed is an attorney associated with the law firm of Bass, Berry & Sims PLC and has served in various capacities with that firm since 1964. Bass, Berry & Sims PLC has served as the Company’s outside general counsel since the Company’s organization in 1971. In 2008, Mr. Reed was employed by Solidus to assist with its public securities investments, excluding its investment in the Company.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Commission and AMEX. Executive officers, directors and greater than 10% shareholders are required by regulation of the Commission to furnish the Company with copies of all Section 16(a) forms they file.
     Based solely on a review of the Forms 3, 4 and 5 and amendments thereto and certain written representations furnished to the Company, the Company believes that during the fiscal year ended December 30, 2007, its executive officers and directors complied with all applicable filing requirements.
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     KPMG LLP (“KPMG”) has been appointed to serve as the Company’s independent registered public accounting firm for fiscal 2008 and served as the Company’s independent registered public accounting firm for the year ended December 30, 2007.
     The Company has been informed that representatives of KPMG plan to attend the Annual Meeting. Such representatives will have the opportunity to make a statement if they desire to do so and will be available to respond to shareholders’ questions.
     Audit Fees. The aggregate fees billed to the Company by KPMG during 2007 for professional services rendered for the audit of the Company’s annual financial statements, for the reviews of the financial statements included in the quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings totaled $200,000. The aggregate fees billed to the Company by KPMG during 2006 for professional services rendered for the audit of the Company’s annual financial statements, for the reviews of the financial statements included in the quarterly reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings totaled $162,500.
     Audit-Related Fees. KPMG billed $4,150 in connection with the review of the Company’s Form S-8 which was filed with the SEC in May of 2007.
     Tax Fees. None.

     All Other Fees. None.
     All audit-related services, tax services and other services for 2006 and 2007 were pre-approved by the Audit Committee, except for fees approved in advance by the Audit Committee chair and disclosed to and ratified by the Audit Committee pursuant to the Committee’s pre-approval policy for non-audit services. The Audit Committee concluded that the provision of such services by KPMG was compatible with the maintenance of such firm’s independence in the conduct of its auditing function.
AUDIT COMMITTEE REPORT
     The Audit Committee of the Board of Directors is comprised of three non-employee directors and operates under a written charter. The Restated Audit Committee Charter is posted on the Company’s website at www.jalexanders.com. The Audit Committee is comprised of Joseph N. Steakley (Chairman), Brenda B. Rector and Garland G. Fritts, each of whom is independent under the rules of the American Stock Exchange and applicable Securities and Exchange Commission regulations. The Board of Directors has determined that each of Joseph N. Steakley and Brenda B. Rector is an “audit committee financial expert” as defined by the Securities and Exchange Commission, and that each of them is “independent” as that term is used in item 7(d)(3)(iv) of Schedule 14A of the Securities Exchange Act. During 2007, the Audit Committee met eight times.
     The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility to oversee (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independent registered public accounting firm’s qualifications and independence, and (iv) the performance of the Company’s independent registered public accounting firm. The Audit Committee is directly responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm. The independent registered public accounting firm reports directly to the Audit Committee. Management has the primary responsibility for the financial statements and the reporting process, including internal control over financial reporting. The Company’s independent registered public accounting firm is responsible for planning and carrying out proper annual audits and quarterly reviews of the Company’s financial statements in accordance with standards established by the Public Company Accounting Oversight Board (United States) and expressing an opinion on the conformity of the Company’s audited financial statements with U.S. generally accepted accounting principles.
     In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by Statement on Auditing Standards No. 90 (Audit Committee Communications). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them its independence from the Company and its management. The Audit Committee has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the independent registered public accounting firm’s independence.
     The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its audit and the evaluations of the Company’s internal control over financial reporting.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 30, 2007, for filing with the Securities and Exchange Commission.
Respectfully submitted,
Joseph N. Steakley (Chair)
Garland G. Fritts
Brenda B. Rector
     The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference the Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.
DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS TO BE
PRESENTED AT THE 2009 ANNUAL MEETING OF SHAREHOLDERS
     Any proposal intended to be presented for action at the 2009 Annual Meeting of Shareholders by any shareholder of the Company must be received by the Secretary of the Company not later than December 12, 2008, in order for such proposal to be considered for inclusion in the Company’s Proxy Statement and proxy relating to its 2009 Annual Meeting of Shareholders. Nothing in this paragraph shall be deemed to require the Company to include any shareholder proposal that does not meet all the Commission’s requirements for inclusion in effect at the time.
     For other shareholder proposals to be timely (but not considered for inclusion in the Company’s Proxy Statement), a shareholder’s notice must be received by the Secretary of the Company not less than 75 days nor more than 90 days prior to April 11, 2009. For proposals that are not timely filed, the Company retains discretion to vote proxies it receives. For proposals that are timely filed, the Company retains discretion to vote proxies it receives provided (1) it includes in the Proxy Statement advice on the nature of the proposal and how the Company intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement.
METHOD OF COUNTING VOTES
     Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker’s discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the “non-vote”) on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, the election of directors is a routine matter on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions and broker non-votes will be counted as present for purposes of determining the existence of a quorum. Directors will be elected by a plurality of the votes cast in the election by the holders of the Common Stock represented and entitled to vote at the Annual Meeting. Abstentions and broker non-votes will not be counted as votes for or against any director nominee. Any other matters that may properly come before the meeting or any adjournment thereof shall be approved by the affirmative vote of a majority of the votes cast by holders of Common Stock represented and entitled to vote at the Annual Meeting, and abstentions and non-votes will have no effect on the outcome of the vote.

MISCELLANEOUS
     In certain instances, one copy of the Company’s Annual Report or Proxy Statement may be delivered to two or more shareholders who share an address. The Company will deliver promptly upon written or oral request a separate copy of the Annual Report or Proxy Statement, to a shareholder at a shared address to which a single copy of the documents was delivered. Conversely, shareholders sharing an address who are receiving multiple copies of Annual Reports or Proxy Statements may request delivery of a single copy.

Requests should be addressed to:	R. Gregory Lewis
Secretary
J. Alexander’s Corporation
3401 West End Avenue, Suite 260
P. O. Box 24300
Nashville, Tennessee 37202
(615) 269-1900
     A copy of the Company’s Annual Report is being mailed to shareholders concurrently with the mailing of this Proxy Statement. It is important that proxies be returned promptly to avoid unnecessary expense. Therefore, shareholders who do not expect to attend in person are urged, regardless of the number of shares of stock owned, to date, sign and return the enclosed proxy promptly or follow the instructions on the proxy card to vote by telephone or the Internet.
A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 30, 2007 MAY BE OBTAINED, WITHOUT CHARGE, BY ANY SHAREHOLDER TO WHOM THIS PROXY STATEMENT IS SENT, UPON WRITTEN REQUEST TO R. GREGORY LEWIS, SECRETARY, J. ALEXANDER’S CORPORATION, P.O. BOX 24300, NASHVILLE, TENNESSEE 37202.
Date: April 11, 2008

Page Intentionally Left Blank

Appendix A
J. Alexander’s Corporation
Restated Audit Committee Charter
Organization
This charter governs the operations of the audit committee (the “committee”) of J. Alexander’s Corporation (the “Company”). The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors for any changes. The committee shall be appointed by the board of directors (the “Board”) and shall be comprised of at least three directors, and the committee’s members will meet the independence, experience and other requirements of the American Stock Exchange (“AMEX”), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and rules and regulations of the Securities and Exchange Commission (“SEC Rules”).
The Board will appoint annually the members of the committee and shall seek the Board’s determination as to whether the committee has an “audit committee financial expert” as defined by SEC Rules and whether such expert is “independent” from management as defined in Schedule 14A of the SEC Rules. Each member shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement. Additionally, at least one member must have accounting or related financial management expertise as determined by the Board in its business judgment.
Meetings And Procedures
The committee shall meet as often as it determines, but not less frequently than quarterly. The committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor, or any other persons whose presence the committee believes to be necessary or appropriate, to attend a meeting of the committee or to meet with any members of, or advisors to, the committee.
The committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the committee believes to be necessary or appropriate. The committee may also utilize the services of the Company’s regular counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report, or performing other audit, review or attest services for the Company; compensation to any advisors employed by the committee; and ordinary administrative expenses of the committee that are necessary or appropriate in carrying out its duties.
In discharging its duties and responsibilities, the committee is authorized to investigate any matter within the scope of its duties and responsibilities or as otherwise delegated by the Board, with full access to all books, records and personnel of the Company.

Statement of Policy
The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company’s financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company’s financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, its independent auditor, and management of the Company.
Responsibilities and Processes
The primary responsibility of the committee is to oversee the financial reporting process of the Company and the audits of the financial statements of the Company. Management is responsible for preparing the Company’s financial statements, and the independent auditor is responsible for auditing those financial statements. The committee recognizes that the Company’s financial management, as well as the independent auditor, have more knowledge and more detailed information regarding the Company and its financial reports than do committee members; consequently, in carrying out its duties and responsibilities, the committee, including any person designated as the audit committee financial expert, is not providing any expert or special assurance as to accuracy or completeness of the Company’s financial statements or any professional certification as to the independent auditor’s work, and is not conducting an audit or investigation of the financial statements nor determining that the financial statements are true and complete or have been prepared in accordance with generally accepted accounting principles (“GAAP”) and SEC Rules. Furthermore, the committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting, sound business risk practices, and ethical behavior. In addition, the committee shall make regular reports to the Board and shall prepare the report required by the SEC Rules to be included in the Company’s annual proxy statement.
The following shall be the principal recurring processes of the committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate.
•	The committee shall have the sole authority to appoint or replace the independent auditor. The committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the committee.

•	The committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services in accordance with Section 10A(i)(1)(B) of the Exchange Act which are approved by the committee prior to the completion of the audit. Approval by the committee of a non-audit service shall be disclosed in the reports filed by the Company with the SEC or otherwise as required by law and SEC Rules. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the committee regarding the Company’s engagement of the independent auditor, provided the policies and procedures are detailed as to the particular services, the committee is informed of each service provided and such policies and procedures do not include delegation of the committee’s responsibilities under the Exchange Act to the Company’s management. The committee may delegate to one or more designated committee members the authority to grant pre-approvals of audit and permitted non-audit services, provided that any decisions to pre-approve shall be presented to the full committee at its next scheduled meeting.
•	The committee shall discuss with the independent auditor the overall scope and plans for its audits, including the adequacy of staffing and compensation. Also, the committee shall discuss with management and the independent auditor the adequacy and effectiveness of the accounting and financial controls and the Company’s major financial risk exposures (including the Company’s system to monitor and manage such exposures), and its policies with respect to risk assessment and risk management, including business risk, and legal and ethical compliance programs. Further, the committee shall meet with the independent auditor, with and without management present, to discuss the results of its examinations.

•	The committee shall review and discuss with management and the independent auditor the annual audited and quarterly unaudited financial statements, and the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” provided on Form 10-Q and Form 10-K. The review and discussion of the financial statements and the matters covered in the independent auditor’s report, if applicable, shall occur prior to the public release of such financial statements and the review and discussion of the related disclosure, including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, shall occur prior to the filing of the Form 10-Q or Form 10-K. The committee shall review and discuss with management and the independent auditor material related party transactions as defined in the Statement of Financial Accounting Standards No. 57 and other accounting and regulatory pronouncements. The committee also shall review and discuss with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61, as may be modified or supplemented. Based on such review and discussion, and based on the disclosures received from, and discussions with, the independent auditor regarding its independence as provided for below, the committee shall consider whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K.

•	The committee shall review and discuss with the independent auditor prior to the filing of the Annual Report on Form 10-K the report that such auditor is required to make to the committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor’s engagement letter, independent auditor’s independence letter and schedule of unadjusted audit differences, if any.

•	The committee shall discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls and any special steps adopted in light of material control deficiencies; and (B) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements. The committee shall discuss with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

•	The committee shall discuss earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information. The committee shall also discuss generally the financial information and earnings guidance which has been or will be provided to analysts and rating agencies.

•	The committee shall regularly review with the independent auditor any difficulties the independent auditor encountered during the course of the audit work, including any restrictions on the scope of activities or access to requested information or any significant disagreements with management and management’s responses to such matters. In this connection, among the items that the committee may review with the independent auditor are: (A) any unadjusted audit differences; (B) any communications between the audit team and the independent auditor’s national office respecting auditing or accounting issues presented by the engagement; and (C) any “management” or “internal control” letter issued or proposed to be issued by the independent auditor to the Company.

•	The committee shall:
-	evaluate the independent auditor’s qualifications, performance and independence, including the review and evaluation of the lead partner of the audit engagement team, taking into account the opinions of management and present its conclusions to the Board;

-	ensure the rotation of the lead audit partner of the independent auditor and audit engagement team partners as required by SEC Rules and consider whether there should be regular rotation of the audit firm itself;

-	receive from the independent auditor annually a formal written statement delineating all relationships between the independent auditor and the Company consistent with Independence Standards Board Standard No. 1, as may be modified or supplemented by such other standards as may be set by law or regulation or the AMEX Company Guide or the Public Company Accounting Oversight Board;

-	discuss with the independent auditor in an active dialogue any such disclosed relationships or services and their impact on the independent auditor’s objectivity and independence and present to the Board its conclusion with respect to the independence of the independent auditor;

-	obtain and review, at least annually, a report by the independent auditor describing the auditing firm’s internal quality control procedures and any material issues raised by its most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authority, within the preceding five years, respecting one or more independent audits carried out by the auditing firm and any steps taken to deal with any such issues; and

-	establish hiring policies regarding employees and former employees of the Company’s independent auditor.
•	The committee shall establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters and for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•	The committee shall receive reports from the principal executive or financial officers of the Company regarding their evaluation of the effectiveness of the Company’s disclosure controls and procedures and the Company’s internal control over financial reporting; regarding all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Company’s ability to record, process, summarize or report financial data and whether they have identified for the independent auditor any material weakness in internal controls; regarding any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting; and regarding whether there were significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies or material weaknesses.

J. ALEXANDER’S CORPORATION
EMPLOYEE STOCK OWNERSHIP PLAN PARTICIPANT VOTING INSTRUCTION FORM

This Voting Instruction Form is tendered to direct Independence Trust Company, (the “Trustee”), as Trustee of the J. Alexander’s Corporation Employee Stock Ownership Plan (“ESOP”), as to the manner in which all allocated shares in the ESOP account of the undersigned (the “Voting Shares”) shall be voted at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held at Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee 37203 on Tuesday, May 13, 2008, at 10:00 a.m., local time, and any adjournments or postponements thereof.

The undersigned hereby directs the Trustee to vote all Voting Shares of the undersigned as shown below on this Voting Instruction Form at the Annual Meeting.

(1)	Election of Directors: The Board of Directors recommends a Vote FOR all the nominees listed.

☐	FOR all of the following nominees (except as indicated to the contrary below):
       T. Duncan, G. Fritts, B. Rector, B. Reed, J. Steakley and L. Stout II.

       To withhold authority to vote for any individual nominee, please print name or names below:

☐	WITHHOLD AUTHORITY to vote for all nominees.

(2)	And in the Trustee’s discretion, the Trustee is entitled to act on any other matter which may properly come before said meeting or any adjournment thereof.
(Continued and to be signed on reverse side)

(Continued from other side)
IMPORTANT: Please mark, date and sign this Voting Instruction Form and return it to the Trustee of the J. Alexander’s Corporation Employee Stock Ownership Plan, Independence Trust Company, PO Box 682188, Franklin, Tennessee 37068-2188 by May 8, 2008.

A stamped and addressed envelope is enclosed for your convenience. Your Voting Instruction Form must be received by the Trustee by May 8, 2008.

Your shares will be voted by the Trustee in accordance with your instructions. If no choice is specified, your shares will be voted FOR the nominees in the election of directors.

PLEASE SIGN, DATE AND RETURN PROMPTLY

Date:   , 2008

Please sign exactly as your name appears at left. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.
If your address has changed, please PRINT your new address on this line.

. NNNNNNNNNNNN
NNNNNNNNNNNNNNN C123456789
000004 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext
MR A SAMPLE DESIGNATION (IF ANY) 000000000.000000 ext 000000000.000000 ext
ADD 1 Electronic Voting Instructions ADD 2 ADD 3 You can vote by Internet or telephone! ADD 4 Available 24 hours a day, 7 days a week! ADD 5 Instead of mailing your proxy, you may choose one of the two voting ADD 6 methods outlined below to vote your proxy. NNNNNNNNN VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 13, 2008. Vote by Internet · Log on to the Internet and go to www.investorvote.com/tickersymbol
· Follow the steps outlined on the secured website. Vote by telephone · Call toll free 1-800-652-VOTE (8683) within the United States, Canada & Puerto Rico any time on a touch tone telephone. There is NO CHARGE to you for the call. Using a black ink pen, mark your votes with an X as shown in X • Follow the instructions provided by the recorded message. this example. Please do not write outside the designated areas. Annual Meeting Proxy Card 123456 C0123456789 12345
3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 A Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.
1. Nominees: 01 — T. Duncan 02 — G. Fritts 03 — B. Rector 04 — B. Reed 05 — J. Steakley 06 — L. Stout II +
Mark here to vote FOR all nominees
Mark here to WITHHOLD vote from all nominees 01 02 03 04 05 06 For All EXCEPT - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.
2. And in their discretion on any other matter which may properly come before said meeting or any adjournment or postponement thereof.
B Non-Voting Items Change of Address — Please print new address below.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as your name appears above. If registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
NNNNNNN1 U P X 0 1 6 8 7 0 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
<STOCK#> 00VWMB .

3 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. 3 Proxy — J. ALEXANDER’S CORPORATION
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON TUESDAY, MAY 13, 2008
The undersigned hereby appoints Lonnie J. Stout II and R. Gregory Lewis, and each of them, as proxies, with full power of substitution, to vote all shares of the undersigned as shown on the reverse side of this proxy at the Annual Meeting of Shareholders of J. Alexander’s Corporation to be held at Loews Vanderbilt Hotel, 2100 West End Avenue, Nashville, Tennessee, 37203 on Tuesday, May 13, 2008, at 10:00 a.m., local time, and any adjournments or postponements thereof. If no choice is specified, your shares will be voted FOR the nominees in the election of directors.
Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.
PLEASE MARK, SIGN, AND DATE YOUR PROXY ON THE REVERSE SIDE, AND RETURN IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED OR RETURN IT TO: COMPUTERSHARE INVESTOR SERVICES, PO BOX 43102, PROVIDENCE, RI 02940-5067.